UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 07, 2025

Loar Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42030	82-2665180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 New King Street
White Plains, New York		10604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 914 909-1311

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LOAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on February 20, 2025, Loar Group Inc. ("Purchaser"), a Delaware corporation and wholly-owned subsidiary of Loar Holdings Inc. (the "Registrant," "we," "us” or “our"), entered into a Put Option (the "Put Option") pursuant to which it agreed to acquire all of the issued and outstanding equity interests of ASC3 LMB Topco, a société par actions simplifiée organized under the laws of France (the "Topco") and ASC3 LMB FinCo, a société par actions simplifiée organized under the laws of France ("FinCo", and, together with Topco and their direct and indirect subsidiaries, "LMB")), on the terms set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), a form of which is attached as an exhibit to the Put Option (the "Transaction").

Pursuant to the Put Option Agreement, following completion of the works council consultation process required under French Law, Ace Aèro Partenaires, a société de libre partenariat organized under the laws of France ("AAP Support" and "AAP Plateforme"), AAP Side-Car LMB FUND, a fund represented by its management company, Tikehau Investment Management, a société par actions simplifiée organized under the laws of France ("Tikehau"), Thomas Bernard, a French citizen ("Bernard"), Amundi Private Equity Funds ("Amundi") and certain other persons set forth in a schedule to the Put Option (collectively with AAP Support, AAP Plateforme, Tikehau, Amundi and Bernard, the "Sellers") exercised their put option right under the Put Option and, on March 7, 2025, the Registrant, Purchaser and the Sellers entered into the Purchase Agreement. Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Purchaser will purchase all of the outstanding equity securities of LMB for approximately €365 million, plus the assumption of net debt which is payable at closing (estimated to be €44.3 million). Under the Purchase Agreement, Purchaser and Sellers have made customary representations and warranties and have agreed to be bound to customary covenants for transactions of this type. The closing of the Transaction is subject to obtaining the approval of the French Ministry of Economy for the Transaction. Furthermore, the Purchase Agreement contains customary termination rights for the parties thereto. Pursuant to the Purchase Agreement, the Registrant will agree to guarantee the full, due and punctual performance and compliance by Purchaser of all its obligations, commitments, undertakings, representations and warranties under or pursuant to the Purchase Agreement.

Additionally, on March 7, 2025, Purchaser and some Sellers (together, the "Warrantors") entered into a Warranty Agreement (the "Warranty Agreement") pursuant to which the Warrantors made certain customary representations and warranties in favor of Purchaser, provided that the aggregate liability of the Warrantors is, except in the case of fraud, capped at one euro (€1.00). In connection with the Warranty Agreement, Purchaser has secured a customary representation and warranty insurance policy insuring the accuracy of the representations and warranties provided in the Warranty Agreement.

The foregoing description of the Purchase Agreement and the Warranty Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Warranty Agreement. The Purchase Agreement and Warranty Agreement executed by the parties thereto are substantially in the form attached to that certain Form 8-K/A filed by the Registrant on February 25, 2025, and each such document is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes express or implied forward-looking statements. Forward-looking statements include all statements that are not historical facts including those that reflect our current views with respect to, among other things, our operations and financial performance, our preliminary estimated financial results for the fourth quarter and full year ended December 31, 2024, our ability to timely close on the acquisition of LMB, our ability to finance such acquisition and the expected financial performance of LMB. The words “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek,” “foreseeable,” the negative version of these words or similar terms and phrases may identify forward-looking statements in this Current Report on Form 8-K but the absence of these words does not mean that a statement is not forward-looking.

Actual results may differ materially from our expectations due to changes in global, regional, or local economic, business, competitive, market, regulatory, and other factors, many of which are beyond our control. We believe that these factors include but are not limited to the following: the almost exclusive focus of our business on the aerospace and defense industry; our heavy reliance on certain customers for a significant portion of our sales; the fact that we have in the past consummated acquisitions and our intention to continue to pursue acquisitions, and that our business may be adversely affected if we cannot consummate acquisitions on satisfactory terms, or if we cannot effectively integrate acquired operations; and the other risks and uncertainties described under “Risk Factors” of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the Securities and Exchange Commission (“SEC”) on November 13, 2024, and other periodic reports filed by us from time to time with the SEC.

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual results may vary in material respects from those projected in the forward-looking statements. Any forward-looking statement made by us in this Current Report on Form 8-K speaks only as of the date of this Current Report on Form 8-K and is expressly qualified in its entirety by the cautionary statements included in this Current Report on Form 8-K. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments, or other strategic transactions we may make. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

10.1 Form of Warranty Agreement (incorporated by reference to Exhibit 10.2 to the Registrant's Form 8-K/A filed on February 25, 2025).

10.2 Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.3 to the Registrant's Form 8-K/A filed on February 25, 2025).

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loar Holdings Inc.

Date:	March 7, 2025	By:	/s/ Michael Manella
Name: Michael Manella TItle: Vice President, General Counsel and Secretary